EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     I, C. Taylor Pickett, of Omega Healthcare Investors, Inc. (the "Company"), certify, pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of ss.ss. 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 20, 2004


/S/  C. TAYLOR PICKETT
----------------------------
     C. Taylor Pickett
     Chief Executive Officer